United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5595

                      ACM GOVERNMENT OPPORTUNITY FUND, INC.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


[LOGO] AllianceBernstein(SM)
Investment Research and Management

ACM Government Opportunity Fund

Closed End
Annual Report--July 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 24, 2004


Annual Report

This report provides management's discussion of fund performance for ACM Government Opportunity Fund (the "Fund") for the annual reporting period ended

July 31, 2004.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with preservation of capital. The Fund invests principally in U.S. government obligations. The Fund may also invest up to 35% of its assets in securities of foreign governments and up to 20% in equity securities. Additionally, the Fund may utilize other investment instruments, including options and futures.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, for the six- and 12-month periods ended July 31, 2004.

For the 12-month period ended July 31, 2004, the Fund outperformed its benchmark, the LB U.S. Aggregate Index. For the six-month period ended July 31, 2004, the Fund underperformed the LB U.S. Aggregate Index.
For the 12-month period under review, the Fund's emerging market holdings contributed positively to performance, relative to the Index, while Treasury holdings modestly detracted from performance. The Fund's earlier holdings in Treasury Inflation Protection Securities (TIPS) also contributed positively to performance as earlier fears of deflation diminished.

Within the emerging market sector, most of the Fund's individual holdings outperformed for the annual period relative to the Index, which consists of only U.S. investment grade securities. Specifically, the Fund's holdings in Brazil, Ecuador and Venezuela contributed positively to the Fund's performance and ranked as the best performers, according to the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), a broad measure of emerging market debt performance. As measured by the JPM EMBI+, Brazil returned 20.54%, Ecuador returned 36.98% and Venezuela returned 24.37%. The Fund's ability to leverage its emerging market debt holdings augmented the Fund's outperformance during the annual period.

The Fund underperformed for the six-month period ended July 31, 2004 relative to the LB U.S. Aggregate Index. The primary reason for the Fund's underperformance was its emerging market holdings and, to a lesser extent, its Treasury allocation as both underperformed during that period. Bond markets, particularly the emerging markets and Treasuries, suffered in the broad based sell-off in April.

Market Review and Investment Strategy

Emerging market securities posted strong returns in the first half of the reporting period as the emerging debt market benefited from ample global liquidity and a low global interest rate environment. U.S. Treasury securities also fared well due to a weak domestic employment environment and an


_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 1
accommodative monetary policy by the U.S. Federal Reserve. Early in April, however, bond markets sold off dramatically on a surprisingly strong gain in March U.S. payroll employment, dampening annual returns for both the emerging markets and U.S. Treasury securities. Late in the period, soft consumer confidence readings and disappointing payroll numbers allowed the market to regain some ground as investors came to believe that the U.S. Federal Reserve's pace of rate increases was likely to be gradual. In July, the U.S. Federal Reserve raised rates by 25 basis points to 1.25%--the first official rate increase in four years. For the 12-month period, emerging market debt outpaced the Fund's benchmark, returning 12.17%, according to the JPM EMBI+, while Treasury securities, as represented by the LB Treasury Index, returned 3.85%, and underperformed the Fund's benchmark.

During the annual reporting period, we reduced the Fund's Treasury exposure due to prospects for an improving economy and eventual interest rate hikes. Within the Fund's emerging market holdings, we maintained allocations to its core emerging market countries (Brazil, Russia, Ecuador, Mexico, Peru, Turkey, Venezuela and the Ukraine); however, we reduced the Fund's overall duration exposure later in the period as global liquidity tightened. Within the Fund's emerging market debt allocation, we generally maintained an overweight position in Russian debt throughout most of the period as credit statistics continued to improve and Russia benefited from higher oil prices. Late in the period, however, we reduced the Fund's Russian holdings as positive economic fundamentals were offset by recent administrative paralysis and the Yukos affair. Russia's Justice Ministry has seized the assets of Yukos, which is the country's largest oil producer, and is preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes. Early in the period, we increased the Fund's exposure to Brazil as President Lula da Silva continued to exceed market expectations in his ability to push forward crucial tax and social security reforms. Economic activity continued to improve in Brazil, bolstered by the gradual recovery in domestic consumption and investment. Lower interest rates, increasing reserves and an ability to reduce dollar-linked debt were all positives. Late in the period, however, we reduced the Fund's exposure to Brazil due to concerns regarding a possible change in interest rate policy and its effect on economic growth. As these concerns have begun to subside, we have begun to add back to the Fund's Brazilian holdings.




_______________________________________________________________________________

2 o ACM GOVERNMENT OPPORTUNITY FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Government Opportunity Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities and commercial mortgage-backed securities. Investors cannot invest directly in an index, and its results are not indicative of any particular investment, including the Fund.

A Word About Risk

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return as well as principal guarantees if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)

_______________________________________________________________________________

ACM GOVERNMENT OPPORTUNITY FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARKS                          -------------------------
PERIODS ENDED JULY 31, 2004                            6 Months     12 Months
-------------------------------------------------------------------------------
ACM Government Opportunity Fund (NAV)                    -1.38%        5.90%
-------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Index                      0.34%        4.84%
-------------------------------------------------------------------------------
The Fund's Market Price per share on July 31, 2004 was $8.29. For additional Financial Highlights, please see page 22.




GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/94 TO 7/31/04

[Mountain chart omitted]

ACM Government Opportunity Fund (NAV): $24,466

Lehman Brothers U.S. Aggregate Index: $20,196

                       ACM Government            Lehman Brothers
                    Opportunity Fund (NAV)     U.S. Aggregate Index
-------------------------------------------------------------------------------
7/31/94                 $ 10000                      $ 10000
7/31/95                 $ 10862                      $ 11011
7/31/96                 $ 11883                      $ 11621
7/31/97                 $ 13783                      $ 12871
7/31/98                 $ 14682                      $ 13884
7/31/99                 $ 14669                      $ 14230
7/31/00                 $ 16461                      $ 15080
7/31/01                 $ 18272                      $ 16993
7/31/02                 $ 19971                      $ 18273
7/31/03                 $ 23103                      $ 19263
7/31/04                 $ 24466                      $ 20196


This chart illustrates the total value of an assumed $10,000 investment in ACM Government Opportunity Fund at net asset value (NAV) (from 7/31/94 to 7/31/04) as compared to the performance of the Fund's benchmark.

_______________________________________________________________________________

4 o ACM GOVERNMENT OPPORTUNITY FUND

PORTFOLIO SUMMARY
July 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $107.0


SECURITY TYPE*
     68.7%   U.S. Government and Government
             Sponsored Agency Obligations
     26.4%   Sovereign Debt Obligations                    [PIE CHART OMITTED]
      2.1%   Supranational

      2.8%   Short-Term


*All data is as of July 31, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 5

PORTFOLIO OF INVESTMENTS
July 31, 2004

                                                Principal
                                                   Amount
                                                    (000)     U.S. $ Value
---------------------------------------------------------------------------
U.S. GOVERNMENT AND
GOVERNMENT SPONSORED
AGENCY OBLIGATIONS-81.0%
U.S. Treasury Bonds-39.6%
   5.375%, 2/15/31                     US$        5,000      $     5,121,095
   6.25%, 5/15/30                                10,700           12,145,335
   12.75%, 11/15/10                               3,250            3,673,387
   13.25%, 5/15/14                                5,250            7,435,108
   14.00%, 11/15/11                              11,250           14,033,935
                                                                 -----------
                                                                  42,408,860
                                                                 -----------

U.S. Treasury Notes-36.8%
   2.25%, 2/15/07                                 3,600            3,541,360
   3.125%, 5/15/07(a)                            17,800           17,855,624
   5.75%, 11/15/05(b)                             1,040            1,085,541
   6.50%, 2/15/10                                10,000           11,319,140
   6.75%, 5/15/05                                 2,050            2,125,914
   7.875%, 11/15/04                               3,350            3,410,066
                                                                 -----------
                                                                  39,337,645
                                                                 -----------

Mortgage Related Securities-4.6%
Federal National Mortgage Association
   6.50%, TBA                                     3,500            3,652,032
   7.50%, 11/01/29                                  345              369,350
   8.00%, 6/01/28                                   269              293,893
Government National Mortgage
   Association
   6.50%, 2/15/29                                   598              627,253
                                                                 -----------
                                                                   4,942,528
                                                                 -----------

Total U.S. Government and Government
   Sponsored Agency Obligations
   (cost $88,079,041)                                             86,689,033
                                                                 -----------

SOVEREIGN DEBT
   OBLIGATIONS-31.1%
Argentina-2.3%
   Republic of Argentina FRN
   1.234%, 8/03/12                                3,625            2,439,624
                                                                 -----------

Brazil-7.0%
   Federal Republic of Brazil
   7.31%, 6/29/09 FRN                               399              413,464
   11.00%, 8/17/40                                1,925            1,889,388
   C-Bonds
   8.00%, 4/15/14                                 4,603            4,338,442
   DCB FRN
   Series L
   2.125%, 4/15/12                                  941              817,698
                                                                 -----------
                                                                   7,458,992
                                                                 -----------


----------------------------------------------------------------------------
6 o ACM GOVERNMENT OPPORTUNITY FUND

                                                Principal
                                                   Amount
                                                    (000)       U.S. $ Value
---------------------------------------------------------------------------

Bulgaria-1.5%
Republic of Bulgaria
   8.25%, 1/15/15(c)                   US$        1,370       $    1,620,025
                                                              --------------

Colombia-0.9%
Republic of Colombia
   10.75%, 1/15/13                                  650              725,725
   11.75%, 2/25/20                                  220              253,000
                                                                ------------
                                                                     978,725
                                                                ------------

Ecuador-1.1%
Republic of Ecuador
   7.00%, 8/15/30(c)(d)                           1,525            1,130,788
                                                              --------------

Hungary-0.9%
Hungary Government Bond
   9.00%, 4/12/07                      HUF      210,000              992,588
                                                              --------------

Mexico-5.0%
Mexican Bonos
   8.00%, 12/24/08-12/07/23(e)         MXP       51,145            3,676,126
   9.00%, 12/20/12(e)                            20,583            1,692,392
                                                              --------------
                                                                   5,368,518
                                                              --------------

Panama-0.3%
Republic of Panama
   9.375%, 4/01/29                     US$          255              281,775
                                                              --------------

Peru-1.6%
Republic of Peru
   8.375%, 5/03/16                                  375              358,125
   9.125%, 2/21/12                                  480              503,640
   9.875%, 2/06/15                                  815              874,088
                                                              --------------
                                                                   1,735,853
                                                              --------------

Russia-2.6%
Russian Ministry of Finance
   Series V
   3.00%, 5/14/08                                 3,145            2,767,599
                                                              --------------

Turkey-1.8%
Turkey Government Bond
   Zero Coupon, 8/24/05                TRL3,759,000,000            1,971,056
                                                              --------------

Ukraine-4.4%
Government of Ukraine
   7.65%, 6/11/13(c)                   US$        3,000            2,895,000
   11.00%, 3/15/07(c)                             1,680            1,807,712
                                                              --------------
                                                                   4,702,712
                                                              --------------


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 7

                                                Principal
                                                   Amount
                                                    (000)     U.S. $ Value
---------------------------------------------------------------------------

Venezuela-1.7%
Republic of Venezuela
   2.633%, 4/20/11 FRN                 US$          350      $       283,063
   9.25%, 9/15/27                                 1,775            1,574,425
                                                              --------------
                                                                   1,857,488
                                                              --------------

Total Sovereign Debt Obligations
    (cost $32,676,022)                                            33,305,743
                                                              --------------

SUPRANATIONAL DEBT
OBLIGATIONS-2.5%
International Bank for Reconstruction
   and Development
   Zero Coupon, 2/17/26(e)
   (cost $1,241,148)                   ZAR      110,000            2,641,404
                                                              --------------

SHORT-TERM INVESTMENT-3.3%
Time Deposit-3.3%
Societe Generale
   1.313%, 8/02/04
   (cost $3,500,000)                   US$        3,500            3,500,000
                                                               -------------

Total Investments-117.9%
   (cost $125,496,211)                                           126,136,180
Other assets less liabilities-(17.9%)                           (19,146,070)
                                                               -------------
Net Assets-100%                                                $ 106,990,110
                                                               =============


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                       Value at
                   Number of   Expiration   Original   July 31,   Unrealized
    Type           Contracts      Month      Value       2004    Depreciation
-------------------------------------------------------------------------------
U.S.Treasury Note              September
  10 Yr Futures      37          2004     $4,047,453  $4,096,594   $(49,141)


FORWARD EXCHANGE CURRENCY CONTRACTS (see Note C)

                                      U.S. $
                    Contract        Value on        U.S. $         Unrealized
                      Amount     Origination       Current      Appreciation/
                       (000)            Date         Value     (Depreciation)
-----------------------------------------------------------------------------
Sale Contracts
Mexican Peso,
settling 8/13/04      34,743      $3,011,577    $3,037,300       $   (25,723)
South African Rand,
settling 8/23/04      17,096       2,875,521     2,715,980            159,541


REVERSE REPURCHASE AGREEMENTS (see Note C)

                                    Interest
Broker                                Rate         Maturity            Amount
Deutsche Banc Alex Brown, Inc.        0.90%        8/05/04        $13,545,836
Deutsche Banc Alex Brown, Inc.        1.15         8/05/04          3,961,106
                                                                 ------------
                                                                  $17,506,942


-------------------------------------------------------------------------------
8 o ACM GOVERNMENT OPPORTUNITY FUND

(a) Position, or portion thereof, with an aggregate market value of $17,855,624 has been segregated to collateralize reverse repurchase agreements.

(b) Position with a market value of $1,085,541 has been segregated to collateralize margin requirement for the open futures contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, the aggregate market value of these securities amounted to $7,453,525 or 7.0% of net assets.

(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at July 31, 2004.

(e) Position, or portion thereof, with an aggregate market value of $8,009,922 has been segregated to collateralize forward exchange currency contracts.

     Currency Abbreviations:

     HUF - Hungary Forint
     MXP - Mexican Peso
     TRL - Turkish Lira
     US$ - United States Dollar
     ZAR - South African Rand

     Glossary of Terms:

     DCB - Debt Conversion Bonds
     FRN - Floating Rate Note
     TBA - (To Be Assigned)-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 9

STATEMENT OF ASSETS & LIABILITIES
July 31, 2004

Assets
Investments in securities, at value (cost $125,496,211)           $126,136,180
Cash                                                                 1,205,403
Unrealized appreciation of forward exchange
  currency contracts                                                   159,541
Interest receivable                                                  1,989,268
Receivable for investment securities sold                              121,540
                                                                   -----------
Total assets                                                       129,611,932
                                                                   -----------

Liabilities
Unrealized depreciation of forward exchange
  currency contracts                                                    25,723
Reverse repurchase agreements                                       17,506,942
Payable for investment securities purchased                          4,860,337
Advisory fee payable                                                    78,890
Payable for variation margin on futures contracts                       39,313
Administrative fee payable                                              15,777
Accrued expenses                                                        94,840
Total liabilities                                                   22,621,822
                                                                   -----------
Net Assets                                                        $106,990,110
                                                                 =============
Composition of Net Assets
Capital stock, at par                                                 $128,907
Additional paid-in capital                                         110,537,832
Distributions in excess of net investment income                    (4,135,174)
Accumulated net realized loss on investment and
  foreign currency transactions                                       (265,404)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities                  723,949
                                                                   -----------
                                                                  $106,990,110
                                                                 =============

Net Asset Value Per Share
  (based on 12,890,686 shares outstanding)                               $8.30
                                                                      ========

See notes to financial statements.


-------------------------------------------------------------------------------
10 o ACM GOVERNMENT OPPORTUNITY FUND

STATEMENT OF OPERATIONS
Year Ended July 31, 2004

Investment Income

Interest                                                          $  9,032,863
Expenses

Advisory fee                                        $  827,555
Administrative                                         165,511
Custodian                                              157,660
Audit                                                   74,707
Printing                                                53,552
Transfer agency                                         48,545
Directors' fees                                         30,918
Registration                                            24,207
Legal                                                   22,625
Miscellaneous                                           11,039
                                                  ------------
Total expenses before interest and
reimbursement                                        1,416,319
Interest expense                                       280,408
Less: expenses reimbursed by the
Adviser (see Note B)                                   (1,125)
                                                  ------------
Net expenses                                                         1,695,602
                                                                  ------------
Net investment income                                                7,337,261
                                                                  ------------

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions

Net realized gain (loss) on:
  Investment transactions                                            8,514,801
  Futures contracts                                                  1,044,264
  Written options                                                       36,781
  Foreign currency transactions                                     (1,029,778)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (8,539,135)
  Futures contracts                                                 (1,285,204)
  Foreign currency denominated assets
    and liabilities                                                    370,589
                                                                  ------------

Net loss on investment and foreign
  currency transactions                                               (887,682)
                                                                   ------------

Net Increase in Net Assets
  from Operations                                                  $  6,449,579
                                                                  =============


See notes to financial statements.

-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND O 11

STATEMENT OF CHANGES IN NET ASSETS

                                                   Year Ended        Year Ended
                                                    July 31,           July 31,
                                                      2004              2003
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations

Net investment income                               $7,337,261      $8,505,123
Net realized gain (loss) on investment and
  foreign currency transactions                      8,566,068      (1,063,806)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                (9,453,750)      8,144,192
                                                   -----------     -----------
Net increase in net assets
  from operations                                    6,449,579      15,585,509

Dividends and Distributions to
Shareholders from

Net investment income                               (7,715,522)     (9,173,007)
Net realized gain on investment and
foreign currency transactions                         (771,065)             -0-

Capital Stock Transactions

Reinvestment of dividends resulting in
  the issuance of common stock                         687,980       1,372,607
                                                   -----------     -----------
Total increase (decrease)                           (1,349,028)      7,785,109

Net Assets

Beginning of period                                108,339,138     100,554,029
                                                   -----------     -----------
End of period (including distributions
in excess of net investment income
of $4,135,174 and $8,535,161,
respectively)                                     $106,990,110    $108,339,138
                                                 =============   =============


See notes to financial statements.

-------------------------------------------------------------------------------
12 o ACM GOVERNMENT OPPORTUNITY FUND

STATEMENT OF CASH FLOWS
Year Ended July 31, 2004


Increase (Decrease) in Cash from
Operating Activities:

Interest received                                   $8,663,600
Interest expense paid                                (294,720)
Operating expenses paid                            (1,453,003)

Net increase in cash from operating
  activities                                                      $  6,915,877

Investing Activities:

Proceeds from disposition of long-term
  investments                                      205,078,752
Purchase of long-term
  investments                                    (178,813,483)
Proceeds from disposition of short-term
  investments, net                                   1,841,980
Decrease in variation margin on futures
contracts                                              230,688
                                                  ------------
Net increase in cash from investing
  activities                                                        28,337,937

Financing Activities:*

Decrease in reverse repurchase
  agreements                                      (26,098,350)
Cash dividends paid                                (8,567,336)
                                                  ------------
Net decrease in cash from financing
  activities                                                      (34,665,686)
                                                                  ------------
Net increase in cash                                                   588,128
Cash at beginning of period                                            617,275
                                                                  ------------
Cash at end of period                                             $  1,205,403
                                                                  ============
------------------------------------------------------------------------------
Reconciliation of Net Increase in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:

Net increase in net assets resulting from
  operations                                                      $  6,449,579

Adjustments:

Decrease in interest receivable                       $932,394
Net realized gain on investment
  and foreign currency transactions                (8,566,068)
Net change in unrealized
  appreciation/depreciation of investments
  and foreign currency denominated
assets and liabilities                               9,453,750
Accretion of bond discount and
  amortization of bond premium                     (1,301,657)
Decrease in interest payable                          (14,312)
Decrease in accrued expenses                          (37,809)
                                                  ------------
Total adjustments                                                      466,298
                                                                  ------------
Net increase in cash from operating
  activities                                                      $  6,915,877
                                                                  ============

* Non-cash financing activities not included herein consist of reinvestment of dividends.
    See notes to financial statements.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 13

NOTES TO FINANCIAL STATEMENTS
July 31, 2004

NOTE A

Significant Accounting Policies

ACM Government Opportunity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that

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14 o ACM GOVERNMENT OPPORTUNITY FUND
the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies. The Fund fair values a security that it holds when a significant event (e.g., an earthquake or a major terrorist attack) occurs after the time that the latest market quotation was established, and, as a result, such market quotation cannot be said to represent the current market value of the security as of the time the Fund prices its shares. Fair valuing securities is imprecise, and there is no assurance that the Fund could dispose of the security at the price used for determining the Fund's net asset value.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are pur-


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 15
chased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.

5. Dividends and Distributions

Dividends and distributions to shareholders, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a monthly advisory fee equal to .0625% of the Fund's average weekly net assets during the month (equal to an annual fee of approximately .75% of the average weekly net assets). Such fee is accrued daily and paid monthly.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $1,125.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs related to servicing phone inquiries on behalf of the Fund. During the year ended July 31, 2004, the Fund reimbursed AGIS$360 for such costs.

Under the terms of an administrative agreement, the Fund pays the Adviser an administrative fee at an annual rate of .15% of the Fund's average weekly net assets. Such fee is accrued daily and paid monthly.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004, were as follows:

                                        Purchases                Sales
                                    ==============        ==============
Investment securities (excluding
 U.S. government securities)         $  50,582,763         $  61,591,710
U.S. government securities             120,983,251           135,128,451


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16 o ACM GOVERNMENT OPPORTUNITY FUND

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost                                                      $  129,222,350
                                                          ==============
Gross unrealized appreciation                             $    2,773,051
Gross unrealized depreciation                                (5,859,221)
                                                          --------------
Net unrealized appreciation                               $  (3,086,170)
                                                          ==============

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of a contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 17

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions
For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended July 31, 2004, were as follows:

                                            Number of         Premiums
                                            Contracts         Received
                                          ============     ============
Options outstanding at July 31, 2003              -0-         $     -0-
Options written                            31,654,200            47,301
Options terminated in closing purchase
   transactions                          (11,500,000)          (17,127)
Options expired                          (20,154,200)          (30,174)
                                         ------------      ------------
Options outstanding at July 31, 2004              -0-         $     -0-
                                         ============      ============

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18 o ACM GOVERNMENT OPPORTUNITY FUND

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended July 31, 2004, the average amount of reverse repurchase agreements outstanding was $33,554,853 and the daily weighted average interest rate was .97%.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized, of which 12,890,686 shares were outstanding at July 31, 2004. During the years ended July 31, 2004 and July 31, 2003, the Fund issued 78,528 shares and 159,517 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


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ACM GOVERNMENT OPPORTUNITY FUND o 19

NOTE F
Distributions To Shareholders
The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 were as follows:

                                             2004                2003
                                       ==============      ==============
Distributions paid from:
   Ordinary income                       $  7,715,522       $   9,173,007
   Net long-term capital gains                771,065                 -0-
                                         ------------      --------------

Total taxable distributions                 8,486,587           9,173,007
                                         ------------      --------------
Total distributions paid                 $  8,486,587       $   9,173,007
                                       ==============      ==============

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                        $    (589,762)(a)
Unrealized appreciation/(depreciation)                         (3,086,867)(b)
                                                            -----------------
Total accumulated earnings/(deficit)                        $  (3,676,629)
                                                            =================

(a) During the fiscal year, the fund utilized capital loss carryforwards of $1,984,268. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2004, the Fund deferred to August 1, 2004 post October currency losses of $589,762.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains or losses on certain derivative instruments and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency transactions, tax character of paydown losses, tax reclassification of distributions, tax treatment of bond premium and tax distribution in excess of current year income, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investment and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE G

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing

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20 o ACM GOVERNMENT OPPORTUNITY FUND
and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


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ACM GOVERNMENT OPPORTUNITY FUND o 21

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could have adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.

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22 o ACM GOVERNMENT OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                            Year Ended July 31,
                                   ---------------------------------------------------
                                    2004         2003       2002(a)    2001     2000
                                   --------   ---------   --------   -------   -------
Net asset value,
beginning of period                 $8.46       $7.95      $7.99      $7.90    $7.76
Income From Investment
Operations
Net investment income(b)              .57         .67        .61        .69      .80
Net realized and unrealized
gain (loss) on investment
and foreign currency
transactions                         (.07)        .56        .13        .12      .05
Net increase in net asset
value from operations                 .50        1.23        .74        .81      .85
Less: Dividends and
Distributions
Dividends from net investment
income                               (.60)       (.72)      (.61)      (.64)    (.69)
Tax return of capital                  -0-         -0-      (.02)      (.08)      -0-
Distributions in excess of
net investment income                  -0-         -0-      (.15)        -0-      -0-
Distributions from net realized
gain on investments                  (.06)         -0-        -0-        -0-    (.02)
Total dividends and
distributions                        (.66)       (.72)      (.78)      (.72)    (.71)
Net asset value, end of period      $8.30       $8.46      $7.95      $7.99    $7.90
Market value, end of period         $8.29       $8.50      $9.20      $8.67    $7.19
Premium/(Discount)                   (.12)%       .47%     15.72%      8.51%   (8.99)%
Total Return
Total investment return based on:(c)
Market value                         5.28%        .43%     16.45%     32.38%   11.21%
Net asset value                      5.90%      15.68%      9.30%     11.00%   12.22%
Ratios/Supplemental Data
Net assets, end of period
(000's omitted)                  $106,990    $108,339   $100,554    $99,888  $98,137
Ratio to average net assets of:
Expenses                             1.54%(d)    1.83%      1.92%      2.88%    2.10%
Expenses, excluding
  interest expense                   1.28%       1.35%      1.33%      1.45%    1.31%
Net investment income                6.65%       7.88%      7.58%      8.69%   10.21%
Portfolio turnover rate               124%        100%       173%        98%     120%


See footnote summary on page 24.



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ACM GOVERNMENT OPPORTUNITY FUND o 23

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial reporting purposes only.The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.13, increase net realized and unrealized gain on investment transactions per share by $0.13, and decrease the ratio of net investment income to average net assets from 9.16% to 7.58%. Per share, ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)  Reflects a $1,125 waiver by the Adviser which had no effect to the ratio.

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24 o ACM GOVERNMENT OPPORTUNITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Government Opportunity Fund, Inc.
We have audited the accompanying statement of assets and liabilities of ACM Government Opportunity Fund, Inc. (the "Fund"), including the portfolio of investments, as of July 31, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Government Opportunity Fund, Inc. at July 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ ERNST & YOUNG LLP

New York, New York
September 10, 2004

-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 25


ADDITIONAL INFORMATION

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. PFPC, Inc. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve


-------------------------------------------------------------------------------
26 o ACM GOVERNMENT OPPORTUNITY FUND


participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at PFPC, Inc., P.O. Box 8030, Boston, MA 02266-8030.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.

Supplemental Proxy Information

The Annual Meeting of Shareholders of the ACMGovernment Opportunity Fund, Inc. was held on March 25, 2004. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                       Abstain/
                                                                      Authority
                                                       Voted For       Withheld
_______________________________________________________________________________
1. To elect directors:     Class One Directors
                          (Term expires in 2007)
                           John H. Dobkin             12,223,591         11,416
                           Clifford L. Michel         12,223,591         11,416
                           Donald J. Robinson         12,222,372         12,634
                           Class Three Director
                           (Term expires in 2006)
                           Marc O. Mayer              12,220,815         14,192

-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Paul J. DeNoon(2), Vice President
Michael L. Mon(2), Vice President
Douglas J. Peebles(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Dividend Paying Agent, Transfer Agent
and Registrar

PFPC, Inc.
P.O. Box 8030
Boston, MA 02266-8030

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Custodian

Bank of New York
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee.
(2) Messrs. DeNoon, Mon and Peebles are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Government Opportunity Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

-------------------------------------------------------------------------------
28 o ACM GOVERNMENT OPPORTUNITY FUND

MANAGEMENT OF THE FUND


Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

INTERESTED DIRECTOR


                                                                               PORTFOLIOS
                                                                                 IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                     PRINCIPAL                            COMPLEX         DIRECTORSHIPS
       ADDRESS                            OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEARS OF SERVICE)                  DURING PAST 5 YEARS                      DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Marc O. Mayer,**, 46               Executive Vice President                         66           None
1345 Avenue of the                 of ACMC since 2001; prior
Americas                           thereto, Chief Executive Officer
New York, NY 10105                 of Sanford C. Bernstein & Co.,
(Elected November 18,              LLC and its predecessor since
2003)                              prior to 1999.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 72      Investment Adviser and an                         113          None
2 Sound View Drive                independent consultant. He was
Suite 100                         formerly Senior Manager of Barrett
Greenwich, CT 06830               Associates, Inc., a registered
(6)                               investment adviser, with which he
(Chairman of the Board)           had been associated since prior to
                                  1999. He was formerly Deputy
                                  Comptroller and Chief Investment
                                  Officer of the State of New York
                                  and, prior thereto, Chief Investment
                                  Officer of the New York Bank for
                                  Savings.

Ruth Block,#+, 73                 Formerly Executive Vice                          94            None
500 S.E. Mizner Blvd.             President and Chief
Boca Raton, FL 33432              Insurance Officer of The
(16)                              Equitable Life Assurance Society
                                  of the United States; Chairman
                                  and Chief Executive Officer of
                                  Evlico; Director of Avon, BP
                                  (oil and gas), Ecolab Incorporated
                                  (specialty chemicals), Tandem
                                  Financial Group, and Donaldson,
                                  Lufkin & Jenrette Securities
                                  Corporation; former Governor
                                  at Large, National Association
                                  of Securities Dealers, Inc.

David H. Dievler,#+, 74           Independent consultant. Until                     98
P.O. Box 167                      December 1994 he was Senior
Spring Lake, NJ 07762             Vice President of ACMC responsible
(16)                              for mutual fund administration.
                                  Prior to joining ACMC in 1984,
                                  he was Chief Financial Officer of
                                  Eberstadt Asset Management since
                                  1968. Prior to that, he was Senior
                                  Manager at Price Waterhouse & Co.
                                  Member of American Institute of
                                  Certified Public Accountants
                                  since 1953.


-------------------------------------------------------------------------------
29 o ACM GOVERNMENT OPPORTUNITY FUND


                                                                               PORTFOLIOS
                                                                                 IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                     PRINCIPAL                            COMPLEX         DIRECTORSHIPS
       ADDRESS                            OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEARS OF SERVICE)                  DURING PAST 5 YEARS                      DIRECTOR            DIRECTOR
----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+, 62             Consultant. He was formerly                       96          None
P.O. Box 12,                      President of Save Venice, Inc.
Annandale, NY 12504               (preservation organization) from
(6)                               2001-2002, Senior Advisor from
                                  June 1999 - June 2000 and
                                  President of Historic Hudson Valley
                                  (historic preservation) from
                                  December 1989 - May 1999.
                                  Previously, Director of the National
                                  Academy of Design and during
                                  1988-1992, he was Director and
                                  Chairman of the Audit Committee
                                  of ACMC.

Dr. James M. Hester, #+, 80       Formerly President of the Harry Frank             11        None
25 Clevland Lane                  Guggenheim Foundation. President
Princeton, NJ 08540               of New York University and the
(16)                              New York Botanical Garden. Rector
                                  of the United Nations University and
                                  Vice Chairman of the Board of the
                                  Federal Reserve Bank of New York.

Clifford L. Michel,#+, 65         Senior Counsel to the law firm of                 96    Placer Dome,
15 St. Bernard's Road             Cahill Gordon & Reindel since                              Inc.
Gladstone, NJ 07934               February 2001 and a partner of
(16)                              that firm for more than twenty-five
                                  years prior thereto. He is President
                                  and Chief Executive Officer of
                                  Wenonah Development Company
                                  (investments) and a Director of
                                  the Placer Dome Inc. (mining).

Donald J. Robinson,#+ 70          Senior Counsel to the law firm of                 95        None
98 Hell's Peak Road               Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                  since prior to 1999. Formerly a
(9)                               senior partner and a member of
                                  the Executive Committee of that
                                  firm. He was also a member and
                                  Chairman of the Municipal Securities
                                  Rulemaking Board and a Trustee
                                  of the Museum of the City of
                                  New York.


** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC, the Fund's investment adviser.

#   Member of the Audit Committee.

+  Member of the Nominating Committee.

-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 30

Officer Information
Certain information concerning the Fund's Officers is listed below.



       NAME,                             POSITION(S)                     PRINCIPAL OCCUPATION
 ADDRESS,* AND AGE                     HELD WITH FUND                    DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 46                President                       See biography above.

Paul J. DeNoon, 42               Vice President                  Senior Vice President of ACMC**, with which he
                                                                 has been associated since prior to 1999.

Michael L. Mon, 35               Vice President                  Vice President of ACMC**, with which he has
                                                                 been associated since prior to June 1999.

Douglas J. Peebles, 39           Vice President                  Executive Vice President of ACMC** with which
                                                                 he has been associated since prior to 1999.

Mark R. Manley, 41               Secretary                       Senior Vice President and Chief Compliance
                                                                 Officer of ACMC, with which he has been
                                                                 associated since prior to 1999.

Mark D. Gersten, 53              Treasurer and Chief             Senior Vice President of AGIS** and
                                 Financial Officer               Vice President of ABIRM**, with which he has
                                                                 been associated since prior to 1999.

Vincent S. Noto, 39              Controller                      Vice President of AGIS**, with which he has
                                                                 been associated since prior to 1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York,
NY 10105.
**  ACMC, ABIRM and AGIS are affiliates of the Fund.

-------------------------------------------------------------------------------
31 o ACM GOVERNMENT OPPORTUNITY FUND

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
ACM GOVERNMENT OPPORTUNITY FUND o 32

SUMMARY OF GENERAL INFORMATION


Shareholder Information
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 331-1710. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper, Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACM OppFd". The Fund's NYSE trading symbol is "AOF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds".

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information or if you would like a brochure describing the Dividend Reinvestment Plan, please call PFPC, Inc. at
(800) 331-1710.


-------------------------------------------------------------------------------
33 o ACM GOVERNMENT OPPORTUNITY FUND

ACM GOVERNMENT OPPORTUNITY FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

OPPAR0704

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The following table sets forth the aggregate fees billed by the independent auditors for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review and preferred stock maintenance testing (for those Funds that issue preferred stock); (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.




                                                                       All Fees for
                                                                       Non-Audit Services
                                                                       Provided to the
                               Audit-Related                           Fund, the Adviser
           Audit Fees          Fees                 Tax Fees           and Service Affiliates
---------------------------------------------------------------------------------------------
2003:      $44,000            $11,360               $17,500               $719,375
2004:      $47,000            $ 9,544               $17,038               $867,438


         Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee were $276,582 (comprising $259,544 of audit related fees and $17,038 of tax fees) for 2004 and $315,860 (comprising $298,360 of audit related fees and $17,500 for tax fees) for the entire period ended 2003. The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

         Ruth Block                                Dr. James M. Hester
         David H. Dievler                          Clifford L. Michel
         John H. Dobkin                            Donald J. Robinson
         William H. Foulk, Jr.

ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                       July 2003

                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    Statement of Policies and Procedures for
            Voting Proxies on Behalf of Discretionary Client Accounts

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 9.       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10.      CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.      DESCRIPTION OF EXHIBIT

    11 (a) (1)       Code of ethics that is subject to the disclosure of Item 2 hereof

    11 (a) (3)       Not applicable.

    11 (b) (1)       Certification of Principal Executive Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    11 (b) (2)       Certification of Principal Financial Officer Pursuant to
                     Section 302 of the Sarbanes-Oxley Act of 2002

    11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Government Opportunity Fund, Inc.

By:      /s/ Marc O. Mayer
         -------------------------
         Marc O. Mayer
         President

Date:    September 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         --------------------------
         Marc O. Mayer
         President

Date:    September 29, 2004

By:      /s/ Mark D. Gersten
         ---------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 29, 2004